As Filed with the Securities and Exchange Commission on August 10, 2009

Registration No. 333-157537

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Ball Corporation

(Exact Name of Registrant as Specified in Its Charter)

Indiana	35-0160610
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

10 Longs Peak Drive

P.O. Box 5000

Broomfield, CO 80021-2510

(303) 469-3131

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Charles E. Baker

Vice President and General Counsel

Ball Corporation

10 Longs Peak Drive

P.O. Box 5000

Broomfield, CO 80021-2510

(303) 469-3131

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

COPY TO:

Charles W. Mulaney, Jr.

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, IL 60606-1720

(312) 407-0700

Approximate Date of Commencement of Proposed Sale to the Public:  From time to time after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional class of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be registered	Amount to be registered(1)	Proposed Maximum Offering Price Per Security(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of registration fee(1)(2)
Guarantees of Debt Securities (2)	—	—	—	—

(1)

An indeterminate aggregate initial offering price, principal amount or number of the securities is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered to the extent any such securities are, by their terms, convertible into, or exchangeable or exercisable for, such securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. In accordance with Rule 456(b) and Rule 457(r), the Registrant is deferring payment of the entire registration fee.

(2)

Guarantees of Debt Securities may be issued by subsidiaries of Ball Corporation that are listed on the following page under the caption “Table of Additional Registrants.” Pursuant to Rule 457(n), no separate registration fee is payable in respect of the registration of the guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants	Jurisdiction of Incorporation	I.R.S. Employer Identification Number
Ball Aerosol and Specialty Container Holding Corporation*	Delaware	06-1094196
Ball Aerosol and Specialty Container Inc.*	Delaware	06-1145011
Ball Aerospace & Technologies Corp.*	Delaware	84-1315001
Ball Asia Services Limited*	Delaware	35-1266192
Ball Container LLC*	Delaware	27-0671085
Ball Corporation*	Nevada	35-1687923
Ball Delaware Holdings, LLC*	Delaware	26-4668418
Ball Glass Container Corporation*	Delaware	22-2780219
Ball Glass Containers, Inc.*	Delaware	35-1602255
Ball Holdings Corp.*	Delaware	84-1428301
Ball Holdings LLC*	Delaware	27-0670877
Ball Metal Beverage Container Corp.*	Colorado	84-1326644
Ball Metal Container Corporation*	Indiana	35-1779013
Ball Metal Food Container Corp.*	Delaware	22-2414869
Ball Metal Food Container, LLC*	Delaware	84-1534521
Ball Metal Packaging Sales Corp.*	Colorado	84-1326641
Ball Packaging Corp.*	Colorado	84-1326640
Ball Pan-European Holdings, Inc. 14270 Ramona Avenue Chino, California 91710 (909) 517-2700	Delaware	33-1022314
Ball Plastic Container Corp.*	Colorado	84-1326643
Ball Technologies Holdings Corp.*	Colorado	84-1220333
Ball Technology Services Corp.*	California	33-0069064
BG Holdings I, Inc.*	Delaware	35-1960867
BG Holdings II, Inc.*	Delaware	35-1960866
Efratom Holding, Inc.*	Colorado	31-1421208
Latas de Aluminio Ball, Inc.*	Delaware	54-1088943
Metal Packaging International, Inc.*	Colorado	84-1111796
USC May Verpackungen Holding Inc.*	Delaware	36-4335392

*              Address and telephone number of principal executive offices are the same as those of Ball Corporation.

EXPLANATORY NOTE

This Registration Statement on Form S-3 (Registration No. 333-157537) of Ball Corporation and its subsidiary guarantor registrants (the “Registration Statement”) is being amended to add Ball Asia Services Limited, Ball Container LLC, Ball Corporation (a Nevada corporation), Ball Glass Container Corporation, Ball Glass Containers, Inc., Ball Holdings Corp., Ball Holdings LLC, Ball Metal Container Corporation and Ball Technology Services Corporation, all subsidiaries of Ball Corporation, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.                                              OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The expenses of this offering (all of which are to be paid by the registrant) are estimated to be as follows:

Amount to be Paid
SEC registration fee	*
Trustee’s fees and expenses	**
Printing and engraving fees and expenses	**
Accounting fees and expenses	**
Legal fees and expenses	**
Rating agency fees	**
Miscellaneous	**

Total	**

*

To be deferred pursuant to Rule 456(b) and calculated in connection with an offering of securities under this registration statement pursuant to Rule 457(r) under the Securities Act of 1933, as amended.

**	An estimate of the aggregate expenses in connection with the sale and distribution of the securities being offered will be included in the applicable prospectus supplement.

ITEM 15.                                              INDEMNIFICATION OF DIRECTORS AND OFFICERS

The following summary is qualified in its entirety by reference to the complete text of the statute, the amended articles of incorporation and the bylaws referred to below.

Ball Corporation is empowered by Chapter 37 of the Indiana Business Corporation Law (the “IBCL”), subject to the procedures and limitations therein, to indemnify any person against expenses (including attorneys’ fees) and the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses incurred with respect to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, in which such person is made a party because such person is or was a director, officer, employee or agent of Ball Corporation if his or her conduct was in good faith and he or she reasonably believed that, if acting in the individual’s official capacity, the conduct was in the best interests of the corporation and in all other cases, the conduct was not opposed to the corporation’s best interests. In the case of any criminal proceeding, Ball Corporation is empowered to indemnify a person if he or she had reasonable cause to believe the conduct was lawful or had no reasonable cause to believe the conduct was unlawful. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under a corporation’s articles of incorporation or bylaws, resolution of the board of directors or of the shareholders, or otherwise. In addition, unless limited by its articles of incorporation, a corporation shall indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or officer was a party because he or she is or was a director or officer of the corporation against reasonable expenses incurred by him or her in connection with the proceeding. A corporation has the power to purchase and maintain insurance on behalf of any of the persons described above against any liability asserted against or incurred by such person in any of the capacities described above, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the IBCL.

Article XII, Section B of Ball Corporation’s amended articles of incorporation obligates Ball Corporation to indemnify any person in connection with any liability arising by reason of such person’s status as a past or present director, officer or employee of Ball Corporation or of any other enterprise which he or she is serving or served in any capacity at the request of Ball Corporation if such person is determined to have met the standard of conduct specified in Section 8 of Chapter 37 of the IBCL; provided, however, there shall be no indemnification (a) as to amounts paid or payable to Ball Corporation or such other enterprise for or based upon the person having gained in fact any personal profit or advantage to which he or she was not legally entitled; (b) as to amounts paid or payable to Ball Corporation for an accounting of profits in fact made from the purchase or sale of securities of Ball Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (c) with respect to matters as to which indemnification would be in contravention of the laws of the State of Indiana or of the United States of America whether as a matter of public policy or pursuant to statutory provisions. In addition, any person who has been wholly successful with respect to any proceeding of the type described above is entitled to indemnification as of right.

Article 5, Section A of Ball Corporation’s bylaws provides that Ball Corporation shall indemnify any person made a party to a proceeding because he is or was a director or officer of the corporation against liability incurred in connection with a proceeding to the fullest extent permitted by the IBCL. The termination of a proceeding by judgment, order, settlement, or conviction, or upon plea of nolo contendere or its equivalent is not, of itself, determinative that the director or officer did not meet the standard of conduct set forth in the IBCL. The bylaws additionally provide that any person who has been wholly successful with respect to any proceeding of the type described above is entitled to indemnification as of right.

The directors and officers of Ball Corporation and its subsidiaries are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such, including liabilities under the Securities Act, under liability insurance policies maintained by Ball Corporation.

ITEM 16.               EXHIBITS

Exhibit Number	Description
1.1	Form of underwriting agreement with respect to debt securities, common stock, preferred stock and warrants.*
4.1	Amended Articles of Incorporation as of June 24, 2005 (incorporated by reference to Exhibit 3.i to Ball Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2005).
4.2	Bylaws of Ball Corporation as amended July 23, 2008 (incorporated by reference to Exhibit 99.1 to Ball Corporation’s Current Report on Form 8-K filed with the SEC on July 29, 2008).
4.3

Indenture, dated as of March 27, 2006, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to Ball Corporation’s Current Report on Form 8-K filed with the SEC on March 30, 2006).

4.4	Form of debt securities.*
4.5	Specimen Certificate of Common Stock (incorporated by reference to Ball Corporation’s Annual Report on Form 10-K for the year ended December 31, 1979), filed with the SEC on March 24, 1980.
4.6	Form of any certificate of designation, preferences and rights with respect to any preferred stock issued hereunder.*
4.7	Form of any preferred stock certificate.*
4.8	Form of warrant agreement.*
4.9

Rights Agreement, dated July 26, 2006, by and between Ball Corporation and Computershare Investor Services, LLC (incorporated by reference to Exhibit 4.1 to Ball Corporation’s Current Report on Form 8-K filed with the SEC on July 27, 2006).

5.1	Opinion of Charles E. Baker.**
5.2	Opinion of Robert W. McClelland.**
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.**
5.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the guarantees covered by this Post-Effective Amendment No. 1 to Form S-3.
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Charles E. Baker (included in Exhibit 5.1).**
23.3	Consent of Robert W. McClelland (included in Exhibit 5.2).**
23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3 and 5.4).
24.1	Powers of Attorney (included on signature pages to the registration statement).
25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as trustee under the Indenture.

*	To be filed by an amendment or as an exhibit to a document filed under the Securities Exchange Act of 1934, as amended, and incorporated by reference herein.

**	Previously filed as an exhibit to the Registration Statement.

ITEM 17.                                              UNDERTAKINGS

The undersigned registrant hereby undertakes:

(a)                                  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)                                     to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)                                  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)                               to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (a)(ii) and (a)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)                                 That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)                                  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)                                 That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)                                     Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)                                  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(e)                                  That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the registrant undertakes that in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)                                     Any preliminary prospectus or prospectus of the registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)                                  Any free writing prospectus relating to the offering prepared by or on behalf of the registrant or used or referred to by the registrant;

(iii)                               The portion of any other free writing prospectus relating to the offering containing material information about a registrant or its securities provided by or on behalf of a registrant; and

(iv)                              Any other communication that is an offer in the offering made by a registrant to the purchaser.

(f)                                    That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g)                                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Broomfield, State of Colorado, on August 10, 2009.

BALL CORPORATION

By:	/s/ R. David Hoover
R. David Hoover
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman of the Board, President and Chief Executive Officer (principal
	R. David Hoover	executive officer)

	*	Senior Vice President and Chief Financial Officer (principal financial officer)
Raymond J. Seabrook

	*	Vice President and Controller (principal accounting officer)
Douglas K. Bradford

	*	Director
Robert W. Alspaugh

	*	Director
Hanno C. Fiedler

	*	Director
John F. Lehman

	*	Director
Georgia Nelson

	*	Director
Jan Nicholson

	*	Director
George M. Smart

	*	Director
Theodore M. Solso

	*	Director
Stuart A. Taylor II

	*	Director
Erik H. van der Kaay

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Aerosol and Specialty Container Holding Corporation, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL AEROSOL AND SPECIALTY CONTAINER HOLDING CORPORATION

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman, President and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President (principal financial officer)
Raymond J. Seabrook

	*	Vice President (principal accounting officer)
Douglas K. Bradford

	*	Director
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Aerosol and Specialty Container Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL AEROSOL AND SPECIALTY CONTAINER INC.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman, President and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President (principal financial officer)
Raymond J. Seabrook

	*	Vice President (principal accounting officer)
Douglas K. Bradford

	*	Director
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Aerospace & Technologies Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL AEROSPACE & TECHNOLOGIES CORP.

By:	/s/ David L. Taylor
David L. Taylor
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman
R. David Hoover

	*	President and Chief Executive Officer and Director (principal executive officer)
David L. Taylor

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	/s/ Charles E. Baker	Director
Charles E. Baker

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Delaware Holdings, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL DELAWARE HOLDINGS, LLC

By:	/s/ Raymond J. Seabrook
Raymond J. Seabrook
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	President and Manager (principal executive officer)
Raymond J. Seabrook

	*	Vice President, Treasurer and Manager (principal financial officer)
Scott C. Morrison

	*	Vice President, Controller and Manager (principal accounting officer)
Douglas K. Bradford

	/s/ Charles E. Baker	Manager
Charles E. Baker

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Beverage Container Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL METAL BEVERAGE CONTAINER CORP.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	*	Vice Chairman and Chief Operating Officer
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Food Container Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL METAL FOOD CONTAINER CORP.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	*	Vice Chairman and Chief Operating Officer
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Food Container, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL METAL FOOD CONTAINER, LLC

By:	/s/ Michael W. Feldser
Michael W. Feldser
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	President and Manager (principal executive officer)
Michael W. Feldser

	*	Treasurer and Manager (principal financial and accounting officer)
Scott C. Morrison

	/s/ Charles E. Baker	Secretary and Manager
Charles E. Baker

	*	Manager
Raymond J. Seabrook

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Packaging Sales Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL METAL PACKAGING SALES CORP.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	*	President, Chief Operating Officer and Director
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Packaging Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL PACKAGING CORP.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	*	Vice Chairman and Chief Operating Officer
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Pan-European Holdings, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL PAN-EUROPEAN HOLDINGS, INC.

By:	/s/ Charles E. Baker
Charles E. Baker
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	President and Director (principal executive officer)
Dave Trujillo

	*	Treasurer (principal financial and accounting officer)
Frank Weekers

	*	Director
R. David Hoover

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Plastic Container Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL PLASTIC CONTAINER CORP.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	Chairman and Chief Executive Officer (principal executive officer)
R. David Hoover

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	*	Vice Chairman and Chief Operating Officer
John A. Hayes

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Technologies Holdings Corp., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL TECHNOLOGIES HOLDINGS CORP.

By:	/s/ David L. Taylor
David L. Taylor
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

	Signature	Title

	*	President and Chief Executive Officer (principal executive officer)
David L. Taylor

	*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

	*	Director
R. David Hoover

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, BG Holdings I, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BG HOLDINGS I, INC.

By:	/s/ R. David Hoover
R. David Hoover
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature		Title

*		President and Director (principal executive officer)
R. David Hoover

*		Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, BG Holdings II, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BG HOLDINGS II, INC.

By:	/s/ R. David Hoover
R. David Hoover
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature		Title

*		President and Director (principal executive officer)
R. David Hoover

*		Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Efratom Holding, Inc., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

EFRATOM HOLDING, INC.

By:	/s/ David L. Taylor
David L. Taylor
President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

*	President, Chief Executive Officer and Director (principal executive officer)
David L. Taylor

*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

*	Director
R. David Hoover

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Latas de Aluminio Ball, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

LATAS DE ALUMINIO BALL, INC.

By:	/s/ R. David Hoover
R. David Hoover
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

*	Chairman and Chief Executive Officer (principal executive officer)
R. David Hoover

*	Vice President and Treasurer (principal financial and accounting officer)
Scott C. Morrison

/s/ Charles E. Baker	Director
Charles E. Baker

*	Vice Chairman and Chief Operating Officer
John A. Hayes

*	Director
Raymond J. Seabrook

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Metal Packaging International, Inc., a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

METAL PACKAGING INTERNATIONAL, INC.

By:	/s/ Charles E. Baker
Charles E. Baker
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

*	President and Director (principal executive officer)
John R. Friedery

*	Treasurer (principal financial and accounting officer)
Scott C. Morrison

*	Vice President and Director
John A. Hayes

*	Director
R. David Hoover

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, USC May Verpackungen Holding Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

USC MAY VERPACKUNGEN HOLDING INC.

By:	/s/ Charles E. Baker
Charles E. Baker
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

*	Chief Executive Officer (principal executive officer)
R. David Hoover

*	Vice President (principal financial officer)
Raymond J. Seabrook

*	Vice President ( principal accounting officer)
Douglas K. Bradford

*	Director
Scott C. Morrison

/s/ Charles E. Baker	Director
Charles E. Baker

*By:	/s/ Charles E. Baker
Charles E. Baker
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Asia Services Limited, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL ASIA SERVICES LIMITED

By:	/s/ Colin J. Gillis
Colin J. Gillis
Chairman and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ Colin J. Gillis	Chairman and Chief Executive Officer (principal executive officer)
Colin J. Gillis

/s/ R. David Hoover	Director
R. David Hoover

/s/ John A. Hayes	Director
John A. Hayes

/s/ Raymond J. Seabrook	Senior Vice President and Director (principal financial officer and principal accounting officer)
Raymond J. Seabrook

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Container, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL CONTAINER LLC

By:	/s/ Charles E. Baker
Charles E. Baker
President and Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ Charles E. Baker	President and Secretary (principal executive officer)
Charles E. Baker

/s/ Raymond J. Seabrook	Senior Vice President (principal financial and accounting officer)
Raymond J. Seabrook

By: Ball Holdings LLC

/s/ Charles E. Baker	Sole member of Ball Container LLC
Charles E. Baker
President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Corporation, a Nevada corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL CORPORATION

By:	/s/ R. David Hoover
R. David Hoover
President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ R. David Hoover	President (principal executive officer)
R. David Hoover

/s/ Raymond J. Seabrook	Senior Vice President (principal financial and accounting officer)
Raymond J. Seabrook

/s/ Charles E. Baker	Director
Charles E. Baker

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Glass Container Corporation, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL GLASS CONTAINER CORPORATION

By:	/s/ R. David Hoover
R. David Hoover
President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ R. David Hoover	President and Director (principal executive officer)
R. David Hoover

/s/ Raymond J. Seabrook	Vice President and Director (principal financial officer)
Raymond J. Seabrook

/s/ Douglas K. Bradford	Vice President and Director (principal accounting officer)
Douglas K. Bradford

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Glass Containers, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL GLASS CONTAINERS, INC.

By:	/s/ R. David Hoover
R. David Hoover
President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ R. David Hoover	President and Director (principal executive officer)
R. David Hoover

/s/ Raymond J. Seabrook	Treasurer (principal financial and accounting officer)
Raymond J. Seabrook

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Holdings Corp., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL HOLDINGS CORP.

By:	/s/ David L. Taylor
David L. Taylor
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ David L. Taylor	President, Chief Executive Officer and Director (principal executive officer)
David L. Taylor

/s/ Raymond J. Seabrook	Vice President (principal financial officer)
Raymond J. Seabrook

/s/ Douglas K. Bradford	Vice President (principal accounting officer)
Douglas K. Bradford

/s/ R. David Hoover	Director
R. David Hoover

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL HOLDINGS LLC

By:	/s/ Charles E. Baker
Charles E. Baker
President and Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ Charles E. Baker	President and Secretary (principal executive officer)
Charles E. Baker

/s/ Raymond J. Seabrook	Senior Vice President (principal financial and accounting officer)
Raymond J. Seabrook

By: Ball Corporation

/s/ Charles E. Baker	Sole member of Ball Holdings LLC
Charles E. Baker
Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Metal Container Corporation, an Indiana corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL METAL CONTAINER CORPORATION

By:	/s/ R. David Hoover
R. David Hoover
President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ R. David Hoover	President and Director (principal executive officer)
R. David Hoover

/s/ Raymond J. Seabrook	Treasurer (principal financial and accounting officer)
Raymond J. Seabrook

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ball Technology Services Corporation, a Colorado corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, state of Colorado, on August 10, 2009.

BALL TECHNOLOGY SERVICES CORPORATION

By:	/s/ David L. Taylor
David L. Taylor
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles E. Baker, R. David Hoover and Raymond J. Seabrook, and each of them, his or her true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on August 10, 2009.

Signature	Title

/s/ David L. Taylor	President and Chief Executive Officer (principal executive officer)
David L. Taylor

/s/ Raymond J. Seabrook	Vice President (principal financial officer)
Raymond J. Seabrook

/s/ Douglas K. Bradford	Vice President (principal accounting officer)
Douglas K. Bradford

/s/ R. David Hoover	Director
R. David Hoover

Exhibit Index

ITEM 16.                                              EXHIBITS

Exhibit Number	Description
1.1	Form of underwriting agreement with respect to debt securities, common stock, preferred stock and warrants.*
4.1	Amended Articles of Incorporation as of June 24, 2005 (incorporated by reference to Exhibit 3.i to Ball Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2005).
4.2	Bylaws of Ball Corporation as amended July 23, 2008 (incorporated by reference to Exhibit 99.1 to Ball Corporation’s Current Report on Form 8-K filed with the SEC on July 29, 2008).
4.3

Indenture, dated as of March 27, 2006, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to Ball Corporation’s Current Report on Form 8-K filed with the SEC on March 30, 2006).

4.4	Form of debt securities.*
4.5	Specimen Certificate of Common Stock (incorporated by reference to Ball Corporation’s Annual Report on Form 10-K for the year ended December 31, 1979), filed with the SEC on March 24, 1980.
4.6	Form of any certificate of designation, preferences and rights with respect to any preferred stock issued hereunder.*
4.7	Form of any preferred stock certificate.*
4.8	Form of warrant agreement.*
4.9

Rights Agreement, dated July 26, 2006, by and between Ball Corporation and Computershare Investor Services, LLC (incorporated by reference to Exhibit 4.1 to Ball Corporation’s Current Report on Form 8-K filed with the SEC on July 27, 2006).

5.1	Opinion of Charles E. Baker.**
5.2	Opinion of Robert W. McClelland.**
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.**
5.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the guarantees covered by this Post-Effective Amendment No. 1 to Form S-3.
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Charles E. Baker (included in Exhibit 5.1).**
23.3	Consent of Robert W. McClelland (included in Exhibit 5.2).**
23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3 and 5.4).
24.1	Powers of Attorney (included on signature pages to the registration statement).
25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as trustee under the Indenture.

*                                         To be filed by an amendment or as an exhibit to a document filed under the Securities Exchange Act of 1934, as amended, and incorporated by reference herein.

**                                  Previously filed as an exhibit to the Registration Statement.